Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2025
Summary of significant accounting policies [Abstract]
Disclosure of initial application of standards or interpretations [text block]
1.3.1. New accounting standards
1.3.1.a) New standards, amendments and interpretations approved by the IASB and mandatorily applicable for the first time in 2025
At December 31, 2025 none of the standards, interpretations or amendments described in following paragraph, that are applicable for the first time in the current year, have had an impact on the measurement, recognition or presentation of any items in the Group's financial statements:
Lack of exchangeability – Amendments to IAS 21
The amendments to IAS 21 specify how an entity should assess whether a currency is exchangeable and how it should determine a spot exchange rate when exchangeability is lacking.
The amendments had no impact on the Group’s financial statements since all the currencies used by the Group are exchangeable and spot changes are available.
1.3.1.b) New standards, amendments and interpretations mandatorily applicable in financial years after December 31, 2025:
The new standards, amendments and interpretations approved by the IASB but not yet mandatorily applicable at December 31, 2025 that might have an effect on the Group are as follows:

Standards and amendments		Mandatory application: annual periods beginning on or after
Amendment to IFRS 9	Contracts Referencing Nature-dependent Electricity Amendments to IFRS 9 and IFRS 7. Amendments to the Classification and Measurement of Financial Instruments.	1 January 2026
Amendment to IFRS 7
Annual Improvements Volume 11	It clarifies and corrects minor inconsistencies in IFRS 1, 7, 9, 10 and IAS 7.	1 January 2026
IFRS 18: Presentation and Disclosure in Financial Statements	It replaces IAS 1 and introduces significant new requirements, particularly for the statement of profit or loss.	1 January 2027
IFRS 19: Subsidiaries without Public Accountability	It reduces disclosure for subsidiaries without public accountability whose parent issues IFRS-compliant consolidated statements publicly available.	1 January 2027
IAS 21: The Effects of Changes in Foreign Exchange Rates	It introduces new translation requirements for entities whose presentation currency is hyperinflationary but whose functional currency is non‑hyperinflationary.	1 January 2027
Although the Group is currently analyzing the impact of the above amendments, the preliminary analyses carried out to date do not indicate that first-time adoption will have a material impact on the Group's consolidated financial statements, although changes in the presentation of financial information resulting from IFRS 18 are expected.
Disclosure of basis of consolidation [text block]
1.3.2.Basis of consolidation
In 2025, 2024 and 2023 the reporting dates of the individual financial statements of all the companies included in the consolidation scope were either the same as, or were temporarily brought into line with, that of the parent company for a homogeneous presentation of the financial statements.
To determine the degree of control over each Group company (control, joint control or significant influence), the consistency between the ownership interest held and the voting rights controlled under each company’s bylaws and shareholder agreements is reviewed.
For companies in which joint control is identified, the general basis of consolidation is the equity method. Besides the situations in which there are two venturers, each with a 50% ownership interest, certain cases require further analysis, particularly infrastructure projects in which Ferrovial has a significant ownership interest (less than or equal to 50%) and has the right to propose the Chief Executive Officer or other executives of the investee, while the remaining shareholders, primarily infrastructure funds, are represented directly on the Board of Directors.
In all these cases, it has been concluded that the projects in question should be equity-accounted, because Ferrovial does not have the right to appoint the majority of the Board Directors and the Board resolutions (including the appointment of the main executive positions) always require a simple or qualified majority, where Ferrovial does not itself have a casting vote in the event of a tie.
Notable cases in this regard are the ownership interests held in the companies that own the following Highways projects (the percentage interest held in each is shown in brackets): 407 ETR (48.29%), IRB Infrastructure Developers Ltd (19.86%) and IRB Private InvIT (23.99%), Slovakia (35%), Toowoomba (40%) and OSARs (50%), as well as the interest in JFK NTO (49%), which was incorporated into the Airports business line in 2022.
Contracts that are undertaken through temporary consortia (JVs) or similar entities that meet IFRS 11 requirements to be classified as “joint operations” are proportionately consolidated.
It is considered that, in such joint operations, the shareholders have direct control over the assets, liabilities, income and expenses of these entities. In 2025, operations of this nature contributed to the consolidated Group's assets, profit/(loss) and revenue a total of EUR 1,278 million, EUR 138 million and EUR 1,610 million, respectively (EUR 1,057 million, EUR 157 million and EUR 1,581 million in 2024; and EUR 1,173 million to the consolidated Group's assets, EUR 36 million to profit/(loss) and EUR 1,401 million to revenue in 2023). Among the companies involved in construction projects, the most significant ones are those detailed in the table below:

PROJECT	ACTIVITY	COUNTRY	% SHARE	2025 REVENUE (EUR M)
HS2 Main works	Works on 80 km of the HS2 between Chilterns and Warwickshire, including 15 viaducts, 5 km of green tunnels, 22 km of road diversions, 67	UK	15%	367
Ontario Transit Group Constructor GP	Design, build and finance Ontario Line Subway: Construction of a 6.7 km, seven-station rapid transit system.	Canada	50%	298
Coffs Harbour Bypass	Design and Build contract for 14 km of road, three tunnels and a service road.	Australia	50%	141
Metro Paris Ligne 3A JV	Metro Paris with 6.7 KM tunnel. The work includes building three stations and eight ancillary infrastructures.	France	50%	78
Linha Circular, A.C.E.	Ferrovial will build a new circular metro line in Oporto, the Pink Line, which will be 3.1 kilometers long. The work on the Pink Line includes the construction of four new stations; and three ventilation shafts and the installation of the track and catenary.	Portugal	65%	61
Sydney Metro West	Metro design and construction on an 11-kilometre stretch of twin railway tunnels between Sydney Olympic Park and The Bays, Australia.	Australia	50%	56
TOTAL				1,001
A breakdown of the equity-accounted companies can be found in Note 3.5 and in Appendix I.
Intragroup balances and transactions are eliminated on consolidation. However, the transactions recognized in the consolidated income statement in relation to construction works undertaken by the construction business line for infrastructure project concession operators are not eliminated on consolidation, since it is considered that the Group performs work for the concession awarding entity or regulator in exchange for the right to operate the infrastructure under the terms pre-established by the granting entity or regulator.
The awarding entity or regulator thus controls the asset from inception and grants the above-mentioned right in exchange for the work performed and, therefore, the conclusion may be reached that, at the Group level, the work is performed for third parties. This approach is in line with IFRIC 12.
The non-elimination of these transactions had an impact of EUR 4 million on the income statement in 2025, after taxes and non-controlling interests (EUR -14 million and EUR -35 million in 2024 and 2023, respectively).
Finally, as regards transactions for the purchase or sale of an ownership interest that does not entail a change of control in the company in question, the non-controlling interest is measured at the proportional value of the net identifiable assets of the company acquired or sold. Changes in the parent’s ownership interest in a subsidiary that do not give rise to a loss of control are equity transactions.

Description of accounting policy for each line itemIn the consolidated statement of financial position and consolidated income statement [Text Block]
1.3.3. Accounting policies applied to each item in the consolidated statement of financial position and consolidated income statement
Set forth below is a breakdown reflecting only those accounting policies applied by the consolidated Group when preparing these consolidated financial statements that include an option permitted by IFRS or, as the case may be, on the basis of the specific nature of the industry in which it operates or of materiality.

Description of accounting policy for property plant and equipment and intangible assets other than those resulting from IFRIC12 application [Text Block]
1.3.3.1 Intangible assets and property, plant and equipment
•    Following initial recognition, “Intangible assets” and “Property, plant and equipment” are measured at cost less accumulated depreciation and any impairment losses.
•    The straight-line method is used to calculate the depreciation/amortization charge for the assets included under “Intangible assets”, and “Property, plant and equipment”, except in the case of certain machinery in the construction business, which is depreciated using the diminishing balance method, which results in a decreasing depreciation charge over the useful life.
The consolidated companies depreciate “Property, plant and equipment” over the following useful lives:

YEARS OF USEFUL LIFE
Buildings and other structures	10-50
Machinery, installations and tooling	2-25
Furniture and fittings	2-15
Vehicles	3-20
Other fixed assets	2-20

Description of accounting policy for investments in infrastructure projects [Text Block]
1.3.3.2 Investments in infrastructure projects
This heading includes infrastructure investments made by the project companies within the scope of IFRIC 12 (mainly highways), where remuneration consists of an unconditional right to receive cash or other assets, or a right to charge fees for the use of the public infrastructure.
The assets acquired by the concession operator to provide the concession services that do not form part of the infrastructure (such as vehicles, furniture or computer hardware) are excluded from this heading because they do not revert to the concession awarding entity. These assets are recognized under “Property, plant and equipment” and are depreciated over their useful life using a financial method.
IFRIC 12 Intangible asset model assets
All initial investments relating to the infrastructure that subsequently reverts to the awarding entity, including costs to fulfil the contract and borrowing costs capitalized during construction, are amortized on the basis of the applicable pattern of consumption in each case, generally traffic forecasts in the case of highways, over the term of the concession.
Investments contractually agreed at concession inception on a final irrevocable basis that will be made at a later date during the concession term, provided they are not investments made to upgrade the infrastructure, are treated as initial investments. For investments of this kind, an asset and an initial liability are recognized for the present value of the future investment, applying a discount rate equal to the borrowing costs associated with the project to calculate present value. The asset is amortized based on the pattern of consumption over the entire term of the concession and the provision is updated to reflect interest expense until the investment is made.
Where a payment is made to the awarding entity to obtain the right to operate the concession, this amount is also amortized based on the pattern of consumption over the concession term.
A provision is recognized systematically for replacement investments over the period in which the related obligations accrue and must be fully funded by the time the replacement becomes operational. The provision is recognized based on the pattern of consumption over the period in which the obligation accrues using a financial method.
Infrastructure upgrade investments are those that increase the infrastructure’s capacity to generate revenue or reduce its costs. In the case of investments that will be recovered over the concession term, since the upgrade investments increase the capacity of the infrastructure, they are treated as an extension of the right granted and, therefore, they are recognized in the balance sheet when they come into service. They are amortized as from the date on which they come into service based on the difference in the pattern of consumption arising from the increase in capacity.
However, if, on the basis of the terms and conditions of the concession, these investments will not be recovered by the possibility of obtaining increased revenue from the date on which they are made, a provision is recognized for the best estimate of the present value of the cash outflow required to settle the obligations related to the investment that will not be offset by the possibility of obtaining increased revenue from the date on which the investments are made. The balancing entry is an increase in the asset’s acquisition cost.
In the event that only a part of the upgrade is expected to be recovered through an increase in future revenue, the general accounting treatment used for investments that will be recovered over the concession term will be applied. The main assumptions employed in relation to these arrangements relate to traffic and replacement investment estimates, which are updated each year by the technical departments.
Set out below is a breakdown of the main concession agreements in force to which the intangible asset model is applied for both highways and airports, showing the term, status and consolidation method:
Intangible asset model concessions:

CONCESSION OPERATOR	SEGMENT	COUNTRY	STATUS	START YEAR (*)	END YEAR	CONSOL. METHOD
407 International Inc.	Highways	Canada	Operation	1999	2098	Equity method
NTE Mobility Partners, LLC	Highways	USA	Operation	2014	2061	Full consolidation
NTE Mobility Partners Seg 3 LLC	Highways	USA	Operation	2018	2061	Full consolidation
LBJ Infr. Group LLC	Highways	USA	Operation	2014	2061	Full consolidation
I-66 Mobility Partners LLC	Highways	USA	Operation	2016	2066	Full consolidation
I-77 Mobility Partners LLC	Highways	USA	Operation	2019	2069	Full consolidation
IRB Infrastructure Developers Limited (**)	Highways	India	Operation/Construction	-	-	Equity method
IRB Infrastructure Trust Limited (***)	Highways	India	Operation/Construction	-	-	Equity method
Sociedad Concesionaria Anillo Vial S.A.C (****)	Highways	Peru	Construction	2024	2054	Equity method
Autopista Terrassa Manresa, S.A.	Highways	Spain	Operation	1989	2036	Full consolidation
Autovía de Aragón, S.A.	Highways	Spain	Operation	2007	2026	Full consolidation
Dalaman International Airport	Airports	Turkey	Operation	2022	2042	Full consolidation
JFK NTO LLC	Airports	USA	Construction	2022	2060	Equity method
(*) First year of the concession (if in service) or year construction began (if it is in the construction phase).
(**) IRB Infrastructure Developers Limited includes several Intangible and Financial asset model projects whose concession end date goes from 2030 to 2053.
(***) IRB Infrastructure Trust Limited includes several Intangible asset model projects whose concession end date runs from 2036 to 2053.
(****) Bifurcated model, therefore a financial asset and an intangible asset are recognized.
IFRIC 12 Financial asset model assets
This heading reflects service concession arrangements related to infrastructures in which the consideration consists of an unconditional contractual right to receive cash or another financial asset, either because the awarding entity guarantees payment of specific amounts or because it guarantees recovery of the shortfall between amounts received from public service users and the specified amounts. Therefore, these are concession agreements in which demand risk is borne in full by the awarding entity. In such cases, the amount due from the awarding entity is accounted for as a financial asset in the balance sheet.
To calculate the amount due from the grantor, the value of the construction, operation and/or maintenance services provided and the financial return in arrangements of this nature are taken into consideration.
Revenue from the services (mainly construction and maintenance) provided in each period increases the amount of the related receivables with a balancing entry in sales. The financial return on the consideration for the services provided also increases the amount of the receivables with a balancing entry in sales. Amounts received from the grantor reduce the total receivable with a balancing entry in cash.
This financial return from such concessions is recognized as revenue, since it forms part of the concession activity and is accrued on a regular, periodic basis.
At December 31, 2025, 2024 and 2023, financial returns recognized as revenue amounted to EUR 10 million, EUR 9 million and EUR 10 million, respectively.
Also, the borrowing costs associated with the financing of concessions to which the financial asset model is applied amounted to EUR 7 million in 2025, EUR 6 million in 2024 and EUR 7 million in 2023.
The main concession contracts that apply the financial asset model mainly correspond to the Construction and Waste Treatment businesses (Thalia):

CONCESSION OPERATOR	COUNTRY	STATUS	START YEAR(*)	END YEAR	CONSO. METHOD
Concesionaria de Prisiones Lledoners	Spain	Operation	2008	2038	Full consolidation
Depusa Aragón, S.A.	Spain	Operation	2017	2037	Full consolidation
Wroclaw Budimex Car Park	Poland	Operation	2012	2042	Full consolidation
UK Waste Treatment (Thalia - Waterbeach plant)	UK	Operation	2008	2036	Full consolidation
(*) First year of operation (if the project is in operational status) or First year of concession/construction period (if the project is in the construction phase).
In addition, within the companies accounted for by the equity method, the following Highways concession contracts also apply the financial asset model:

CONCESSION OPERATOR	COUNTRY	STATUS	START YEAR (*)	END YEAR	CONSOL. METHOD
Nexus Infr. Unit Trust (Toowoomba)	Australia	Operation	2019	2043	Equity method
IRB Infrastructure Developers Limited (**)	India	Operation	-	-	Equity method
Sociedad Concesionaria Anillo Vial S.A.C (***)	Peru	Construction	2024	2054	Equity method
Ruta del Cacao S.A.S	Colombia	Construction	2015	2040	Equity method
Zero Bypass Ltd.	Slovakia	Operation	2016	2050	Equity method
Netflow OSARs Western	Australia	Operation	2017	2040	Equity method
Riverlinx, Ltd.	UK	Operation	2019	2050	Equity method
(*) First year of the concession (if in service) or year construction began (if it is in the construction phase).
(**) IRB Infrastructure Developers Limited includes several Intangible and Financial asset model projects whose concession end date goes from 2036 to 2053.
(***) Bifurcated model, therefore a financial asset and an intangible asset are recognized.

Description of accounting policy for other balance sheet and income statement items [Text Block]	1.3.3.3 Other balance sheet and income statement items
Description of accounting policy for impairment of non-financial assets [text block]
Impairment and disposal of fixed and intangible assets
The Group assesses, at each reporting date, whether there is an indicator that an asset may be impaired. If any indicator exists, and if so, performs an impairment test. The asset's recoverable amount is compared with its carrying value (i.e. net of accumulated amortization/depreciation). A provision for impairment is recognized in the income statement if the recoverable amount is lower than the carrying value. The provision is reversed in future years if the recoverable amount exceeds the carrying value.
The Group also assesses at the end of each reporting period whether there is any indication that an impairment loss recognized in prior periods for an asset other than goodwill may no longer exist.
The line “Impairment and disposal of fixed assets” primarily includes asset impairment and gains or losses on the purchase, sale and disposal of investments in Group companies and associates. When any such acquisitions or disposals of assets results in a takeover or loss of control, the capital gain related to the updating of the fair value in respect of the stake maintained is also recognized in this line item.

Description of accounting policy for leases [text block]
Leases
The Group applies a single recognition and measurement approach for all leases, except for short-term leases, which, in line with the exception set forth in the IFRS 16 paragraph 5(a), are leases that have a term of less than twelve months and leases of low-value assets, which are treated as other operating expenses (Note 2.2). The Group recognizes lease liabilities to make lease payments and right-of-use assets representing the right to use the underlying assets (Note 3.7).
The Group recognizes right-of-use assets at lease inception (i.e., the date the underlying asset becomes available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Right-of-use assets are depreciated on a straight-line basis over the lease term.
At the lease inception date, the Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the lease payments or a change in the assessment of an option to purchase the underlying asset.

Description of accounting policy for income tax [text block]
Taxes
Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the tax authorities. The tax rates and tax laws used to calculate the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Group operates and generates taxable income.

Description of accounting policy for deferred income tax [text block]
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year in which the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.
Deferred tax assets are recognized for the carryforward of unused tax losses and unused tax credits to the extent that it is probable that future taxable profit will be available against which the unused tax losses and unused tax credits can be utilized.
Deferred tax assets and liabilities are not offset in these financial statements, if Ferrovial's subsidiaries do not have a clear intention to settle current tax liabilities and assets on a net basis or to realize the assets and settle the liabilities simultaneously.

Description of accounting policy for cash and cash equivalents of infrastructure project companies restricted cash [Text Block]
Cash and cash equivalents of infrastructure project companies: Restricted cash (Note 5.2.1)
This heading includes investments of the same type and maturity that are assigned to the financing of infrastructure projects, the availability of which is restricted under the financing contracts as security to cover certain obligations relating to the interest or principal on the borrowings and to infrastructure maintenance and operation.

Description of accounting policy for fair value measurement [text block]
Fair value measurement
When measuring derivatives, the credit risk of the parties to the agreement is taken into account. The impact of credit risk will be taken to the income statement unless the derivatives qualify as effective cash flow hedges, in which case the effect will be recognized in reserves.
The Group uses appropriate measurement methods based on the circumstances and on the volume of inputs available for each item, attempting to maximize the use of relevant observable inputs and avoiding the use of unobservable inputs. According to IFRS 13, the Group establishes a fair value band that categorizes the inputs to measurement methods used to measure fair value into the following three levels:
•    Level 1: Quoted prices in active markets for identical assets or liabilities.
•    Level 2: Inputs other than quoted prices that are observable for assets or liabilities, either directly or indirectly.
•    Level 3: Unobservable market inputs for the asset or liability.
As explained in Note 5.5, Financial derivatives, all the Group’s financial derivatives are on Level 2 except the energy power purchase agreements, which qualify as financial derivatives and are on Level 3.
Following the sale of a 19.75% stake in FGP Topco in December 2024, the remaining 5.25% interest (divested on July 3, 2025) was measured at fair value by reference to the transaction price of the disposed stake. As this price represented an observable input, the measurement was classified as Level 2 under IFRS 13.

Description of accounting policy for financial instruments [text block]	Financial instruments
Description of accounting policy for impairment of financial assets [text block]
Impairment of financial assets
Ferrovial applies IFRS 9 which is based on an expected loss model whereby the loss provision is calculated using the coming 12-month or lifetime expected losses for the financial instruments, depending on the significance of the related increase in risk.
This model applies to all financial assets, including commercial assets contracted under IFRS 15, non-trade assets and receivables under the IFRIC 12 model. For this calculation, the Group has developed a method whereby certain rates are applied to financial asset balances that reflect expected credit losses based on the credit profile of the counterparty (the customer, in the case of trade and other receivables and the awarding entity for financial assets under IFRIC 12).
These percentages reflect probability of default (receivables not being cashed) and loss in the event that default materializes.
The assignment of ratings and rate trends is overseen by the financial risk department, which performs an update at each year-end based on credit risks. If during the analysis a significant increase in risk is identified with respect to that initially recognized, the expected loss is calculated considering lifetime probability of default.
The Group applies the simplified approach to trade and other receivables. In order to calculate the expected credit loss, an average rating is obtained for customers by business and geographic area and is used to generate the rates to be applied to the balances, depending on whether the customer is a public or private entity and on its business sector (only in the case of private sector customers).
Moreover, if the customer is declared insolvent, a claim is filed against it or it defaults on payment, a breach is deemed to have occurred and the entire trade receivable will be provisioned. To this end, the Group has defined the payment periods per type of customer that trigger a breach and thus the posting of a provision.
In the case of receivables under the IFRIC 12 model (Note 3.3.2), the expected credit loss provision is calculated individually for each asset based on the awarding entity’s credit quality. If the credit risk has not increased significantly, the calculation will be made based on the same amount as the expected credit losses over the next 12 months. The risk is deemed not to have increased significantly if the awarding entity has a rating above investment grade and has maintained this level since initial recognition.

Description of accounting policy for financial assets [text block]
Classification and measurement of financial assets
Financial assets are classified, at initial recognition, as subsequently measured at amortized cost, fair value through other comprehensive income (OCI), and fair value through profit or loss.
Under IFRS 9, the classification and measurement methods are based on two aspects: the characteristics of the contractual cash flows from the financial asset and the entity’s business approach to managing financial assets.
This entails three potential measurement methods: amortized cost, fair value through other comprehensive income (OCI) and fair value through profit or loss. The Group’s financial assets are mainly assets held to maturity, the cash flows of which only comprise payments of principal and interest, so financial assets are carried at amortized cost. It should be noted that there is an option to report fair value changes in other comprehensive income from the outset in the case of equity instruments measured by default at fair value through profit or loss. This decision is irrevocable and must be made for each individual asset.
Equity instruments classified as financial assets through profit or loss are presented as non-current assets, because (i) they are not expected to be realized within the company's normal operating cycle, (ii) they are not held primarily for trading purposes, and (iii) they are not expected to be realized within twelve months after the reporting period.

Description of accounting policy for financial liabilities [text block]
Classification and measurement of financial liabilities
Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, loans and borrowings, payables, or as derivatives designated as hedging instruments in an effective hedge, as appropriate.
All financial liabilities are recognized initially at fair value and, in the case of loans and borrowings and payables, net of directly attributable transaction costs.
The Group’s financial liabilities include trade and other payables, loans and borrowings including bank overdrafts, and derivative financial instruments.
For purposes of subsequent measurement, financial liabilities are classified in two categories: financial liabilities at fair value through profit or loss and financial liabilities at amortized cost (loans and borrowings).

Description of accounting policy for government grants [text block]
Non-refundable grants related to assets
Non-repayable capital grants are measured at the amount granted under “Deferred income” (Note 6.1) in the consolidated statement of financial position and are progressively released to the income statement in proportion to the depreciation charged during the year on the assets financed by the grants. From a cash flow standpoint, the investments made are presented separately from the non-refundable grants received during the year.

Description of accounting policy for trade and other payables [text block]
Trade payables
The heading “Trade payables” also includes the liability to pay for goods or services acquired from suppliers under reverse factoring arrangements with banks.
These balances are classified as trade payables and the related payments as cash flows from operating activities in line with IAS 1, as they are part of the working capital used in the entity’s normal operating cycle. Payments are made to the banks on the same terms agreed with the suppliers and with no extensions beyond the due dates agreed with the suppliers, and there are no special guarantees securing the payments to be made.

Description of accounting policy for provisions [text block]
Provisions
This heading includes provisions covering risks arising in the course of business (Note 6.3). The accounting treatment of each type of provision is as follows:
i.Litigation provisions and taxes: These provisions are recognized and reversed against operating profit/(loss), against net financial income/(expense) and/or against corporate income tax, depending on the nature of the tax for which the provision has been recognized (penalties, related interest, and/or contested tax assessments).
ii.Provisions for replacements under IFRIC 12: These provisions are recognized and reversed against depreciation charged during the period in which the obligations accrue, until the replacement becomes operational.
iii.Provisions for other long-term risks: They are recognized and reversed against changes to provisions in operating profit/(loss), as and when the landfill closure costs are incurred.
iv.Trade provisions: These provisions are recognized and reversed against changes to provisions in operating profit/(loss).

Description of accounting policy for share-based payment transactions [text block]
Share-based remuneration schemes
Share-based remuneration schemes are measured at fair value at the grant date. The calculation discounts the expected shareholder distributions over the vesting period to the grant-date value of the shares, using a discount rate equivalent to the average cost of borrowings during the share award period.

Description of accounting policy for recognition of revenue [text block]
1.3.3.4 Revenue recognition
Ferrovial has a common revenue recognition policy adapted to IFRS 15 “Revenue from contracts with customers” so as to ensure a consistent approach across all lines of business.
i) General revenue recognition approach
The first step in the revenue recognition process involves identifying the relevant contracts and the performance obligations that they contain.
A single performance obligation is generally identified in construction contracts due to the high degree of integration and customization of the various goods and services forming a combined output that is transferred to the customer over time.
In general, performance obligations in Construction activities carried out by Ferrovial are satisfied over time rather than at a point in time, since the customer simultaneously receives and consumes the benefits of the Company’s work as the service is provided.
As regards the approach to recognizing revenue over time (a way of measuring the progress of a performance obligation), Ferrovial has established certain criteria that are applied consistently to similar performance obligations.
In this regard, the Group has chosen the output method as its preferred approach when measuring goods and services whose control is transferred to the customer over time.
In contracts for goods and services that are different but closely interrelated when making a combined product, which often occurs under construction contracts, the applicable output method consists of measuring the work carried out based on the surveyed performance completed to date, in which the revenue recognized reflects the work units executed and the unit price. Under this method, the units completed under each contract are measured and the relevant output is recognized as revenue.
Costs of works or services are recognized on an accrual basis, expensing amounts actually incurred (Note 1.3.3.4.iv on provisions for deferred expenses).
For recurring and routine services (involving substantially the same services) such as maintenance, showing the same pattern over time and remuneration consisting of a recurring fixed amount over the contract term (e.g. monthly or annual payments), such that the customer benefits from the services as they are provided, the Group opted for the time-elapsed output method to recognize revenue. Under this method, revenue is recognized on a straight-line basis over the term of the contract and costs are recognized on an accrual basis.
The costs-incurred input method only is applied to contracts that are not for recurring and routine services and for which the unit price of the units to be executed cannot be determined. Under this method, the Company recognizes revenue based on costs incurred as a percentage of the total costs forecast to complete the work, taking account of the expected profit margin for the whole project, based on the most recently updated budget.
This method entails measuring the costs incurred as a result of the work completed to date as a proportion of the total costs forecast and recognizing them as revenue in proportion to the total revenues expected.
As indicated above, this method only applies to lump-sum construction contracts in which it is not possible to break down the price and the measurement of units to be completed.
Finally, as regards determining whether the Company acts as a principal or agent in relation to its contractual performance obligations, Ferrovial is the principal in construction contracts if it provides goods and services directly to the customer and transfers control of them without involving intermediaries.
In the case of concession agreements in which Ferrovial both builds and operates the infrastructure, the construction company is the principal if it is ultimately responsible for fulfilling the contractual obligation to execute the work in accordance with the concession agreement specifications and therefore assumes the consequences in the event of a claim or delay. Revenues and results of those construction services are therefore recognized by the Construction business line. Conversely, the concession company acts as an agent in connection with the construction performance obligation and does not therefore recognize revenues or results in this regard.
ii) Recognition of revenue from contract modifications, claims and disputes
Modifications are understood as changes to the initial contract's scope of works that could result in a change to the contract revenues. Changes to the initial contract require the customer’s technical and financial approval prior to the issuance of billings and collection of the amounts relating to additional work.
The Group generally does not recognize any revenue from such additional work until it has been approved by the customer. When the scope of work has been approved but the impact on revenue has yet to be valued, the “variable consideration” requirement (as explained below) will apply. This entails recognizing revenue in an amount that is highly unlikely to be reversed.
Any costs associated with the units completed or services rendered will be recognized when they are incurred, regardless of whether or not the modification has been approved.
A claim is a request for payment or compensation to the customer (e.g., compensation events, reimbursement of costs) subject to an application procedure directly to the customer.
A dispute is the result of an incident of non- compliance or rejection after a claim has been made to the customer under the terms of the contract, the result of which is pending in a procedure being pursued directly with the customer or in court or arbitration proceedings.
The general criterion followed by the Group is not to recognize revenue until a claim is approved or a dispute is resolved.
In the event that the claim work is approved but the valuation is pending, the requirement mentioned below for the case of “variable consideration” in accordance with IFRS 15 is applied, recording the amount of revenue for which it is highly probable that there will not be a significant reversal. This treatment is also applied in exceptional cases where approval has not yet been granted if (i) there is a legal report justifying that the contract rights are clearly enforceable, (ii) as well as a technical report supporting the technical basis of the claim and (iii) approval from the business line's CFO and General Counsel.
In those cases in which a legal report confirms that the disputed rights are clearly enforceable and, therefore, at least the costs directly associated with the service relating to the dispute are recoverable, revenue may be recognized up to the maximum amount of the costs incurred.
iii) Determination of the transaction price
The transaction price must allocate a price to each performance obligation (or distinct good or service) in an amount that represents the consideration to which the entity expects to be entitled in exchange for the transfer of committed goods or services to the customer. To this end, the transaction price of each performance obligation identified in the contract is allocated as a separate selling price in relative terms.
The best evidence of a separate selling price is the observable price of a good or service when the company sells that good or service separately in similar circumstances and to similar customers.
Variable consideration
If the consideration promised in a contract includes a variable amount, this amount is recognized only to the extent that it is highly probable that a significant reversal in the amount recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. For example, it is stipulated that a bonus may only be recognized once a high percentage of completion of the contract has been reached.
Financing component
In general, when more than one year elapses between the date on which the good or service is delivered and the date on which the customer is expected to make payment, an implicit financing component is included when calculating the price of a performance obligation. This component is treated as financial income.
Where a performance obligation relates to a period of less than one year between the date on which the company transfers a good and the date on which the customer makes payment, the practical expedient permitted by the accounting standard is applied to avoid adjusting the amount of the consideration.
In cases in which there is a contractual or legal right to charge late-payment interest based on the contractually agreed terms, the late-payment interest is only recognized when it is highly probable that it will be effectively received.
iv) Balance sheet items related to revenue recognition
Completed work pending certification/work certified in advance
Unlike revenue recognition, amounts billed to the customer are based on the various milestones reached under the contract and on acknowledgement thereof by the customer by means of a contractual document referred to as a progress billing certificate. Therefore, the amounts recognized as revenue for a given year do not necessarily match those billed to or certified by the customer.
For contracts in which the revenue recognized exceeds the amount billed or certified, the difference is recognized in an asset account named “Completed work pending certification” (as a contract asset) under “Trade receivables for sales and services”, while for contracts in which the revenue recognized is lower than the amount billed or certified, the difference is recognized in a liability account named “Work certified in advance” (as a contract liability) under “Short-term trade and other payables”.
Bidding and mobilization costs
In addition to the balance sheet items described above, the Group also recognizes assets reflecting costs for obtaining contracts (bidding costs) and, costs incurred to fulfil or initiate contracts (mobilization costs) when they are directly related to the main contract, provided they are recoverable during the performance of the contract.
For the bidding costs, these assets may arise in the following cases:
•Award or preferred bidder designation: When the Group is awarded the contract or designated preferred bidder, the related costs are recognized in a separate asset account in the balance sheet under “Inventories” (Note 4.1). These amounts are amortized systematically as the goods and services related to the assets are transferred to the customer.
•Client reimbursement (stipend): When the client reimburses part of the tender costs, revenue is recognized up to the reimbursable amount whenever a “work product” is delivered during the tender process, generating a contract asset until payment is received or due. If no work product is provided, costs are capitalized up to the reimbursable limit under “Inventories” (Note 4.1).
Any costs that are necessary to start up a contract or mobilization costs are capitalized whenever it is probable that they will be recoverable in the future, excluding any expenses that would have been incurred if the contract had not been obtained. They are expensed based on the proportion of actual output to estimated output under each contract. Otherwise, they are taken directly to the income statement.
v) Provisions for contracts with customers
The main provisions relating to contracts with customers are provisions for deferred expenses and for budgeted losses.
•Provisions for deferred expenses. They cover expenses that are expected to be incurred at contract close-out, such as for the removal of construction machinery or decommissioning, as well as estimated repairs to be carried out during the warranty period. These provisions reflect an existing obligation stipulated in the contract on the basis of which the company is likely to allocate resources to satisfy the obligation, the amount of which can be reliably estimated. The provisions are based on the best available information. They may be calculated as a percentage of the total revenue expected from the contract, if there is historical information for similar contracts.
Warranty obligations included in this type of provisions are not treated as a separate performance obligation, unless the customer has the option of contracting the warranty separately, therefore they are recognized in accordance with IAS 37.
These provisions are classified as current liabilities since they relate to the operating construction projects cycle, in line with IFRS 1.
•Provisions for budgeted losses. These provisions are recognized when it becomes apparent that the total costs expected to fulfil a contract exceed expected contract revenues. For the purpose of determining, where appropriate, the amount of the provision, budgeted contract revenue will include the forecast revenue that is considered probable, in line with IAS 37 as well as incremental costs and those directly related to the contract. General costs are not directly attributable to a contract and are therefore excluded from the calculation unless they are explicitly passed on to the counterparty in accordance with the contract.
This differs from the IFRS 15 approach described above in Note 1.3.3.4 “Revenue recognition”, according to which revenue is only recognized when considered highly probable.
Should the total profit expected from a contract be lower than the amount recognized applying the above-mentioned revenue recognition approach, the difference is reflected as a negative margin provision.
vi) Segment-specific revenue recognition approach
Highways business
The contracts included in this line of business are accounted for in accordance with IFRIC 12, which provides for the classification of contract assets on the basis of the intangible asset model and the financial asset model (mixed models could also be applied) (Note 1.3.3.2).
In the case of contracts classified as intangible assets, the customer is the infrastructure user and therefore each use of the infrastructure by users is deemed a performance obligation and the revenue is recognized at a point in time. In the case of contracts accounted for using the financial asset model, in which the public administration is the customer, revenue recognition depends on the various services provided (e.g. operation or maintenance), which are recognized as separate performance obligations to which market prices must be allocated.
Where a separate selling price is not directly observable, the best possible estimate is employed, applying the forecast business margin.
As mentioned above in point 1.3.3.4.i, in the case of concession agreements in which Ferrovial both builds and operates the infrastructure, the construction company is the principal if it is ultimately responsible for fulfilling the contractual obligation to execute the work in accordance with the concession agreement specifications and therefore assumes the consequences in the event of a claim or delay.
Airports business
Generally speaking, these are short-term services rendered to the customer (airlines or airport users), in which revenues will be recognized at a point in time.
It should be noted that JFK NTO LLC is acting as an agent in relation to the construction performance obligation. In this case, the design and construction services are the responsibility of a third-party company, contracted for this purpose by the former (such third party, the construction company). The conclusion that it was acting as an agent for the construction activity was reached after performing an assessment following the provisions of IFRS 15, especially considering paragraphs B35 and B37.
Energy business
In these contracts, Ferrovial typically undertakes the construction and operation of energy generation and transmission infrastructures. Generally, two performance obligations are identified: one for the construction and another for the operation of the infrastructure.
The first performance obligation is fulfilled over time rather than at a single point, as the customer simultaneously receives and consumes the benefits of the Company's services as they are rendered. Regarding the method for recognizing revenue over time (a measure of the progress of a performance obligation), Ferrovial has established specific criteria that are consistently applied to similar performance obligations.
The second encompasses a variety of services that are fundamentally similar and are transferred based on the same pattern. The monthly rate reflects the value of the services rendered. This performance obligation is transferred over time and revenues are recognized using the output method.
1.3.3.5 Non-current assets held for sale
Non-current assets are carried as held for sale if it is considered that their carrying amount will be recovered when sold, rather than via continued use.
This condition is only met when the sale is actively being worked on and is highly probable, and the asset is available for immediate sale in its current condition, and the sale is likely to be completed in the space of one year from the classification date. The period may be extended if the delay is caused by circumstances beyond the company's control and there is sufficient evidence of the commitment to the sales plan.
The total for these assets is carried on one line at the lower of carrying amount and fair value less costs to sell. They are not depreciated as from the date of classification as held for sale. The profit/(loss) contributed by these assets to the Group’s consolidated profit/(loss) is recognized by nature in the income statement. An entity that is committed to a sale plan entailing the loss of control of a subsidiary will classify all that subsidiary's assets and liabilities as held for sale when the requirements indicated in the previous paragraph are met, irrespective of whether or not the entity retains a non-controlling interest in its former subsidiary following the sale.

Disclosure of accounting judgements and estimates [text block]
1.3.4 Accounting estimates and judgments
These financial statements are prepared in accordance with IFRS-IASB, which require the use of estimates, judgments and assumptions that affect the carrying amount of assets and liabilities, the disclosure of contingent assets and liabilities and the amount of income and expenses recognized. The estimates and associated assumptions are based on management's best judgment of aspects that are known when the financial statements are prepared, on historical experience and on any other factor that is deemed to be relevant.
The estimation of items for which there is a risk that differences could arise in the future in respect of the carrying amounts of assets and liabilities, involves significant analysis and requires management to make judgments when determining the assumptions, as discussed in the following paragraphs:
i) Revenue from long-term construction contracts with customers (Note 1.3.3.4), particularly as regards to:
•Application of the output method to recognize revenue over time, measuring the work carried out or surveying performance completed to date, in which the revenue recognized reflects the work units executed. Under this method, the units completed in each contract are the basis used to recognize revenue. Those units are calculated by each project team based on the technical progress made up to the financial statements date. The revenue recognized reflects the work units executed valued applying the unit price established in the contract.
•Application of the input method to recognize revenue over time from contracts to which the output method cannot be applied, estimating the total costs forecast to complete the work, using most recent budgets approved for each project by the relevant members of management,and making assumptions of future prices of materials and subcontractors’ work. Prices included in future materials supply arrangements and subcontractors’ contracts are used. In case no supply contracts are in place, materials or subcontractors’ costs are calculated based on market evidence or supply arrangements recently signed for other contracts.
•Provisions for deferred expenses: Management bases its calculations on past experience and bears in mind the different countries and contract requirements.
•Provisions for contractual losses: When the estimated costs to complete a construction project exceed the transaction price, the Company recognizes a provision for the indicated loss.
•Recognition of revenue for variable consideration, for a modification, for a claim or for a dispute. In this regard, management bases its calculation on the specific clauses included in each contract and also considers past experience in other contracts. Management needs to make assumptions regarding the amount of incurred costs that will give rise to these additional sources of revenue and whether those costs meet the conditions for variable consideration, modifications, claims or disputes arising in connection with the contract.
ii) Highways and Airports financial information under IFRIC 12 (Note 3.3 on Investments in infrastructure projects; Note 6.3 on Provisions) and related impairment testing (Note 3.1. on goodwill and acquisitions and Note 3.5 Investment in Associates) performed based on a discounted cash flow model, which involves management assumptions, mainly related to:
•Future traffic volumes (vehicles and passengers for highways and airports, respectively): for concessions already in operation, traffic estimates are built on actual traffic and growth patterns using macroeconomic data, external studies in certain cases and any other information and plans that may impact future traffic. For concessions under construction, external projections (e.g. airport traffic forecast by international agencies) and research (e.g. impact of e-commerce on heavy vehicles traffic or home working habits on the use of private vehicles for highways) are used.
•Pricing: specific pricing arrangements included in concession contracts are considered. Where the arrangements do not include a fixed price, internal estimates of the elasticity of demand regarding prices and other related inputs are used.
•Future operating expenses: Estimates of future prices of materials, subcontractors and other costs required to operate the concessions are based on historical experience, estimating price index growth and considering related requirements established in the concession agreements.
•Discount rates: Management calculates weighted average cost of capital based on external information sourced from bank reports and converts it into a pre-tax discount rate for impairment test purposes.
Climate-related risks faced by the Group may affect infrastructure and global mobility in the area. The potential impacts of these climate‑related factors are reflected in the Company’s estimated future traffic volumes. Based on the assessment performed, these risks are not considered material.
iii) Equity method applicable to the following ownership interests:
•On June 6, 2025, Ferrovial acquired an additional 5.06% of 407 ETR for CAD 1.99 billion (EUR 1.30 billion), increasing its ownership to 48.29%. The difference between the fair value and carrying amount (EUR 1.5 billion) was allocated to intangible assets. The investment continues to be accounted for using the equity method.
•For the IRB Infrastructure Trust (Private InvIT) stake (23.99%) acquired in June 2024, management considers Ferrovial has significant influence and therefore this stake is equity method accounted.
•The sale of 100% of the economic rights and 49% of the voting rights of Umbrella Roads BV in October 2024, resulted in the loss of control and significant influence, leading to the recognition of a capital gain of EUR 19 million.
•Finally, following the completion in December 2024 of the sale of 19.75% of the share capital of FGP Topco (direct shareholder of Heathrow Airports Holdings Limited ), in which Ferrovial had a 25% stake that was equity consolidated, the remaining 5.25% stake in FGP Topco was classified as a financial asset measured at fair value through profit or loss, as Ferrovial did not have significant influence over this entity. The fair value was determined by reference to the selling price of the 19.75% stake sold in FGP Topco.

Disclosure of other information about the consolidated financial statements [Text Block]
1.3.5 Disclosures
It should also be noted that information or disclosures that need not to be included on the basis of qualitative significance have been omitted from these consolidated financial statements due to being immaterial under the IFRS Conceptual Framework.

Description of accounting policy for discontinued operations [text block]	.
1.3.3.5 Non-current assets held for sale
Non-current assets are carried as held for sale if it is considered that their carrying amount will be recovered when sold, rather than via continued use.
This condition is only met when the sale is actively being worked on and is highly probable, and the asset is available for immediate sale in its current condition, and the sale is likely to be completed in the space of one year from the classification date. The period may be extended if the delay is caused by circumstances beyond the company's control and there is sufficient evidence of the commitment to the sales plan.
The total for these assets is carried on one line at the lower of carrying amount and fair value less costs to sell. They are not depreciated as from the date of classification as held for sale. The profit/(loss) contributed by these assets to the Group’s consolidated profit/(loss) is recognized by nature in the income statement. An entity that is committed to a sale plan entailing the loss of control of a subsidiary will classify all that subsidiary's assets and liabilities as held for sale when the requirements indicated in the previous paragraph are met, irrespective of whether or not the entity retains a non-controlling interest in its former subsidiary following the sale.